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                               SECURITY AGREEMENT

                  This Security Agreement is entered into as of the 5th day of January, 1999 by RMS TITANIC, INC., a Florida corporation (the "Pledgor") and George Tulloch, c/o RMS Titanic, Inc., Suite 203, 17 Battery Place, New York, New York 10004 (the "Pledgee") for the purpose of granting a security interest to the Pledgee in connection with a promissory note of even date herewith in the principal amount of $72,367.00 (hereinafter called the "Promissory Note") from the Pledgor to the Pledgee.

                  1. COLLATERAL. All accounts and accruals for past salary and any other funds that are or may be due and owing by the Pledgee to the Pledgor (the "Accounts").

                  2. SECURITY INTEREST. To secure the payment and performance of the Promissory Note, and all expenditures made or incurred by the Pledgee to protect and maintain the Accounts and to enforce the rights of the Pledgee under the Promissory Note, the Pledgor hereby grants to the Pledgee a security interest in the Accounts. Pledgor agrees to use its best efforts to defend the validity and perfection of the security interest granted hereunder and to perfect such security interest.

                  3. WARRANTY REPRESENTATIONS. The Pledgor warrants and represents to the Pledgee that it has title to the Accounts free and clear of all liens and security interests and shall not cause, permit or create any security interest or restriction to accrue or attach to the Accounts, except with the prior written consent of the Pledgee. The Pledgor warrants and represent that it has the authority to pledge the Accounts to the Pledgee in accordance with the terms set forth herein.

                  4. RIGHTS OF THE PLEDGEE. The Pledgee shall be under no duty to exercise or to withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Pledgee in this Security Agreement and shall not be responsible for any failure or delay to do so. Pledgor hereby appoints Pledgee attorney-in-fact, and empowers the Pledgee to make, execute and file any financing statement in respect of this Security Agreement which may at any time be reasonably required or desirable in the reasonable opinion of Pledgee.

                  5. EVENTS OF DEFAULT. Subject to the provisions of paragraph "2" hereof, the Pledgor shall be in default under this Pledge Agreement upon the happening of any of the following events or conditions (the "Events of Default"):

                  (a) Any default under the Promissory Note;

                  (b) Any default under this Security Agreement.

                  6. REMEDIES. Subject to all the terms and conditions contained in Section 2 hereof, the Pledgee may, upon advance notice of thirty (30) days given to the Pledgor, declare this Pledge Agreement in default. In the event that such default is not cured within such thirty (30) day period, the Pledgee shall have the remedies of a secured party under the Uniform Commercial Code as then in effect in the State of New York. The Pledgor agrees that state and federal securities laws place substantial restrictions on the disposition of the Accounts through foreclosure, and it therefore agrees that a sale of the Accounts at a public sale will be a commercially reasonable sale if notice thereof is
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sent to the Pledgee at least ten (10) days prior to the date of such sale. No other notice or publicity in connection therewith shall be necessary, except as may be provided by law. The Pledgor and any persons affiliated with the Pledgor shall have a reasonable opportunity to attend the sale and bid on and purchase the Accounts.

                  7. NO WAIVER. No Event of Default shall be waived by the Pledgee except in writing, and no waiver of any payment or other right under this Pledge Agreement shall operate as a waiver of any other payment or right. The failure of the Pledgee to assert any Event of Default upon the occurrence of such Event of Default shall not be deemed to be a waiver thereof, and the Pledgee may assert any Event of Default and claim its remedies thereunder at any time from and after the Pledgor fails to cure such default within thirty (30) days' after notice thereof is given in accordance with Section 7 hereof. Such default shall not be deemed to have been waived until the Pledgee has received and accepted payment in full of the Promissory Note and of all other amounts due from the Pledgor to the Pledgee in connection therewith.

                  8. NOTICES. Any consent, notice, or other communication required or contemplated by this Pledge Agreement shall be in writing and shall be deemed given if delivered in person or upon receipt by the addressee if mailed by registered or certified mail, return receipt request, postage prepaid, as follows:

                     (a)      If to the Pledgor:

                              Mr. George Tulloch
                              c/o RMS Titanic, Inc.
                              17 Battery Place
                              Suite 203
                              New York, New York 10004

                     (b) If to the Pledgee:

                              RMS Titanic, Inc.
                              17 Battery Place
                              Suite 203
                              New York, New York 10004
                              Attn:  Allan H. Carlin

Any party may change their respective addresses by giving notice as herein provided.


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                  9.  ENTIRE AGREEMENT; GOVERNING LAW; BENEFIT. This Pledge
Agreement sets forth the entire understanding between the parties concerning the subject matter hereof, and supersedes all prior negotiations and understandings with respect thereto. This Pledge Agreement shall be construed under and governed in accordance with the laws of the State of New York, without recourse to its conflict of laws principles. Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York shall have the meaning therein stated. All the rights of the Pledgee under this Pledge Agreement shall inure to the benefit of its successor and assigns. All obligations of the Pledgor hereunder shall be binding upon their legal representatives, successors and assigns.

                  10. SEVERABILITY. If any provision of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement which can be given effect without such invalid or unenforceable provision shall remain in full force and effect, and the court or agency having competent jurisdiction over the parties and the subject matter shall be empowered to revise and/or construe said provisions of the agreement so as to accomplish the intention of the parties within the bounds of permissible legal limits. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall remain in full force and effect in all other circumstances.

                  11. CAPTIONS. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience, and shall not be used to construe, define, limit or describe the scope or intent of the provisions of this Agreement.

                  12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which when executed by the parties hereto shall be deemed an original and all of which together shall be deemed the same Agreement.

                  IN WITNESS WHEREOF, this Pledge Agreement is effective the 5th day of January, 1999.

                                          RMS TITANIC, INC.



                                            /s/ George Tulloch
                                          ----------------------------
                                            George Tulloch
                                            President


                                            /s/ George Tulloch
                                          ----------------------------
                                            George Tulloch


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